                                                                   EXHIBIT 20.10


                  ARCADIA AUTOMOBILE RECEIVABLES TRUST 1998 - D


                         MONTHLY SERVICER'S CERTIFICATE



           Accounting Date:                                  January 31, 2000
                                                       -----------------------
           Determination Date:                               February 7, 1999
                                                       -----------------------
           Distribution Date:                               February 15, 1999
                                                       -----------------------
           Monthly Period Ending:                            January 31, 2000
                                                       -----------------------



           This Certificate is delivered pursuant to Section 3.9 of the Sale and Servicing Agreement, dated as of November 1, 1998, among Arcadia Automobile Receivables Trust, 1998-D (the "Trust"), Arcadia Receivables Finance Corp., as seller, Arcadia Financial Ltd., in its individual capacity and "AFL", as Servicer, and Norwest Bank Minnesota, National Association, as Backup Servicer (the "Sale and Servicing Agreement"). Terms used and not otherwise defined herein have the meanings assigned them in the Sale and Servicing Agreement.

           Arcadia Financial Ltd., as Servicer under the Sale and Servicing Agreement, hereby certifies that the following information is true and correct for the Distribution Date and the Monthly Period set forth above.


    I.     Collection Account Summary

           Available Funds:
                             Payments Received                                                  $5,144,440.41
                             Liquidation Proceeds (excluding Purchase Amounts)                    $359,048.80
                             Current Monthly Advances                                              107,868.98
                             Amount of withdrawal, if any, from the Spread Account                      $0.00
                             Monthly Advance Recoveries                                           (131,549.22)
                             Purchase Amounts-Warranty and Administrative Receivables                   $0.00
                             Purchase Amounts - Liquidated Receivables                                  $0.00
                             Income from investment of funds in Trust Accounts                     $29,124.62
                                                                                            ------------------
           Total Available Funds                                                                                     $5,508,933.59
                                                                                                                 ==================

           Amounts Payable on Distribution Date:
                             Reimbursement of Monthly Advances                                          $0.00
                             Backup Servicer Fee                                                        $0.00
                             Basic Servicing Fee                                                  $141,012.10
                             Trustee and other fees                                                     $0.00
                             Class A-1 Interest Distributable Amount                                    $0.00
                             Class A-2 Interest Distributable Amount                               $54,898.55
                             Class A-3 Interest Distributable Amount                              $265,833.33
                             Class A-4 Interest Distributable Amount                              $318,687.36
                             Noteholders' Principal Distributable Amount                        $4,223,313.27
                             Amounts owing and not paid to Security Insurer under
                                  Insurance Agreement                                                   $0.00
                             Supplemental Servicing Fees (not otherwise paid to Servicer)               $0.00
                             Spread Account Deposit                                               $505,188.97
                                                                                            ------------------
           Total Amounts Payable on Distribution Date                                                                $5,508,933.59
                                                                                                                 ==================

                                 Page 1 (1998-D)

   II.     Available Funds

           Collected Funds (see V)
                                  Payments Received                                             $5,144,440.41
                                  Liquidation Proceeds (excluding Purchase Amounts)               $359,048.80        $5,503,489.21
                                                                                            ------------------

           Purchase Amounts                                                                                                  $0.00

           Monthly Advances

                                  Monthly Advances - current Monthly Period (net)                 ($23,680.24)
                                  Monthly Advances - Outstanding Monthly Advances
                                     not otherwise reimbursed to the Servicer                           $0.00          ($23,680.24)
                                                                                            ------------------

           Income from investment of funds in Trust Accounts                                                            $29,124.62
                                                                                                                 ------------------

           Available Funds                                                                                           $5,508,933.59
                                                                                                                 ==================

   III.    Amounts Payable on Distribution Date

                (i)(a)       Taxes due and unpaid with respect to the Trust
                             (not otherwise paid by AFL or the Servicer)                                                     $0.00

                (i)(b)       Outstanding Monthly Advances (not otherwise reimbursed
                             to Servicer and to be reimbursed on the Distribution Date)                                      $0.00

                (i)(c)       Insurance Add-On Amounts (not otherwise reimbursed to
                             Servicer)                                                                                       $0.00

                 (ii)        Accrued and unpaid fees (not otherwise paid by AFL or the
                             Servicer):
                                  Owner Trustee                                                         $0.00
                                  Administrator                                                         $0.00
                                  Indenture Trustee                                                     $0.00
                                  Indenture Collateral Agent                                            $0.00
                                  Lockbox Bank                                                          $0.00
                                  Custodian                                                             $0.00
                                  Backup Servicer                                                       $0.00
                                  Collateral Agent                                                      $0.00                $0.00
                                                                                            ------------------

               (iii)(a)      Basic Servicing Fee (not otherwise paid to Servicer)                                      $141,012.10

               (iii)(b)      Supplemental Servicing Fees (not otherwise paid to Servicer)                                    $0.00

               (iii)(c)      Servicer reimbursements for mistaken deposits or postings of checks returned for insufficient funds (not otherwise
                             reimbursed to Servicer)                                                                         $0.00

                 (iv)        Class A-1 Interest Distributable Amount                                                         $0.00
                             Class A-2 Interest Distributable Amount                                                    $54,898.55
                             Class A-3 Interest Distributable Amount                                                   $265,833.33
                             Class A-4 Interest Distributable Amount                                                   $318,687.36

                  (v)        Noteholders' Principal Distributable Amount

                                  Payable to Class A-1 Noteholders                                                   $2,111,656.64
                                  Payable to Class A-2 Noteholders                                                           $0.00
                                  Payable to Class A-3 Noteholders                                                           $0.00
                                  Payable to Class A-4 Noteholders                                                   $2,111,656.63

                 (vii)       Unpaid principal balance of the Class A-1 Notes
                             after deposit to the Note Distribution Account of
                             any funds in the Class A-1 Holdback Subaccount
                             (applies only on the Class A-1 Final Scheduled
                             Distribution Date)                                                                              $0.00

                 (ix)        Amounts owing and not paid to the Security Insurer
                             under Insurance Agreement                                                                       $0.00
                                                                                                                 ------------------

                             Total amounts payable on Distribution Date                                              $5,003,744.62
                                                                                                                 ==================

                                 Page 2 (1998-D)

   IV.     Calculation  of  Credit  Enhancement  Fee ("Spread Account Deposit"); withdrawal from Reserve Account; Deficiency Claim Amount; Pre-Funding Account Shortfall
           and Class A-1 Maturity Shortfall

           Spread Account deposit:

                        Amount of excess, if any, of Available Funds over total amounts
                        payable (or amount of such excess up to the Spread Account Maximum Amount)                    $505,188.97

           Reserve Account Withdrawal on any Determination Date:

                        Amount of excess, if any, of total amounts payable over Available Funds
                        (excluding amounts payable under item (vii) of Section III)                                         $0.00

                        Amount available for withdrawal from the Reserve Account (excluding the
                        Class A-1 Holdback Subaccount), equal to the difference between the amount on deposit in the Reserve Account and the Requisite Reserve Amount
                        (amount on deposit in the Reserve Account calculated taking into account any withdrawals from or deposits to the Reserve Account in respect of transfers
                        of Subsequent Receivables)                                                                          $0.00

                        (The amount of excess of the total amounts payable (excluding amounts payable under item (vii) of Section III) payable over Available Funds shall be withdrawn by the Indenture Trustee from the Reserve Account (excluding the Class A-1
                        Holdback Subaccount) to the extent of the funds available for withdrawal from in the Reserve Account, and deposited in the Collection Account.)

                        Amount of withdrawal, if any, from the Reserve Account                                              $0.00

           Reserve Account Withdrawal on Determination Date for Class A-1 Final Scheduled Distribution
           Date:

                        Amount by which (a) the remaining principal balance of the Class A-1 Notes exceeds (b) Available Funds after payment of amounts set forth in item (v)
                        of Section III                                                                                      $0.00

                        Amount available in the Class A-1 Holdback Subaccount                                               $0.00

                        (The amount by which the remaining principal balance of the Class A-1 Notes exceeds Available Funds (after payment of amount set forth in item (v)
                        of Section III) shall be withdrawn by the Indenture Trustee from the Class
                        A-1 Holdback Subaccount, to the extent of funds available for withdrawal from the Class A-1 Holdback Subaccount, and deposited in the Note Distribution
                        Account for payment to the Class A-1 Noteholders)

                        Amount of withdrawal, if any, from the Class A-1 Holdback Subaccount                                $0.00

           Deficiency Claim Amount:

                        Amount of excess, if any, of total amounts payable over funds available for withdrawal from Reserve Amount, the Class A-1 Holdback Subaccount  and
                        Available Funds                                                                                     $0.00

                        (on the Class A-1 Final Scheduled Distribution Date, total amounts payable will not include the remaining principal balance of the Class A-1 Notes after giving effect to payments made under items (v) and (vii) of Section
                        III and pursuant to a withdrawal from the Class A-1 Holdback Subaccount)

           Pre-Funding Account Shortfall:

                        Amount of excess, if any, on the Distribution Date on or immediately following the end of the Funding Period, of (a) the sum of the Class A-1
                        Prepayment Amount, the Class A-2 Prepayment Amount, the Class A-3 Prepayment
                        Amount, the Class A-4 Prepayment Amount, over, (b) the amount on deposit in
                        the Pre-Funding Account                                                                             $0.00

           Class A-1 Maturity Shortfall:

                        Amount of excess, if any, on the Class A-1 Final Scheduled Distribution
                        Date, of (a) the unpaid principal balance of the Class A-1 Notes over (b) the sum of the amounts deposited in the Note Distribution Account under item (v)
                        and (vii) of Section III or pursuant to a withdrawal from the Class A-1
                        Holdback Subaccount.                                                                                $0.00

           (In the event a Deficiency Claim Amount, Pre-Funding Account Shortfall or Class A-1
           Maturity Shortfall exists, the Trustee shall deliver a Deficiency Notice to the
           Collateral Agent, the Security Insurer, the Fiscal Agent, if any, the Owner Trustee and
           the Servicer specifying the Deficiency Claim Amount, the Pre-Funding Account Shortfall
           or the Class A-1 Maturity Shortfall.)


                                 Page 3 (1998-D)

    V.     Collected Funds

           Payments Received:
                            Supplemental Servicing Fees                                               $0.00
                            Amount allocable to interest                                       1,968,446.52
                            Amount allocable to principal                                      3,175,993.89
                            Amount allocable to Insurance Add-On Amounts                              $0.00
                            Amount allocable to Outstanding Monthly Advances
                               (reimbursed to the Servicer prior to deposit
                               in the Collection Account)                                             $0.00
                                                                                            ----------------

           Total Payments Received                                                                                    $5,144,440.41

           Liquidation Proceeds:
                            Gross amount realized with respect to Liquidated Receivables         362,625.49

                            Less: (i) reasonable expenses incurred by Servicer
                               in connection with the collection of such Liquidated
                               Receivables and the repossession and disposition
                               of the related Financed Vehicles and (ii) amounts
                               required to be refunded to Obligors on such Liquidated
                               Receivables                                                        (3,576.69)
                                                                                            ----------------

           Net Liquidation Proceeds                                                                                     $359,048.80

           Allocation of Liquidation Proceeds:
                            Supplemental Servicing Fees                                               $0.00
                            Amount allocable to interest                                              $0.00
                            Amount allocable to principal                                             $0.00
                            Amount allocable to Insurance Add-On Amounts                              $0.00
                            Amount allocable to Outstanding Monthly Advances (reimbursed
                               to the Servicer prior to deposit in the Collection Account)            $0.00                   $0.00
                                                                                            ----------------     -------------------

           Total Collected Funds                                                                                      $5,503,489.21
                                                                                                                 ===================

   VI.     Purchase Amounts Deposited in Collection Account

           Purchase Amounts - Warranty Receivables                                                                            $0.00
                            Amount allocable to interest                                              $0.00
                            Amount allocable to principal                                             $0.00
                            Amount allocable to Outstanding Monthly Advances (reimbursed
                               to the Servicer prior to deposit in the Collection Account)            $0.00

           Purchase Amounts - Administrative Receivables                                                                      $0.00
                            Amount allocable to interest                                              $0.00
                            Amount allocable to principal                                             $0.00
                            Amount allocable to Outstanding Monthly Advances (reimbursed
                               to the Servicer prior to deposit in the Collection Account)            $0.00
                                                                                            ----------------

           Total Purchase Amounts                                                                                             $0.00
                                                                                                                 ===================

   VII.    Reimbursement of Outstanding Monthly Advances

           Outstanding Monthly Advances                                                                                 $249,033.90
                                                                                                                 ===================

           Outstanding Monthly Advances reimbursed to the Servicer prior to deposit in the Collection Account from:
                            Payments received from Obligors                                    ($131,549.22)
                            Liquidation Proceeds                                                      $0.00
                            Purchase Amounts - Warranty Receivables                                   $0.00
                            Purchase Amounts - Administrative Receivables                             $0.00
                                                                                            ----------------

           Outstanding Monthly Advances to be netted against Monthly
              Advances for the current Monthly Period                                                                  ($131,549.22)

           Outstanding Monthly Advances to be reimbursed out of
              Available Funds on the Distribution Date                                                                 ($131,549.22)

           Remaining Outstanding Monthly Advances                                                                       $117,484.68

           Monthly Advances - current Monthly Period                                                                    $107,868.98
                                                                                                                 -------------------


           Outstanding Monthly Advances - immediately following the Distribution Date                                   $225,353.66
                                                                                                                 ===================


                                Page 4 (1998-D)

VIII. Calculation of Interest and Principal Payments

      A. Calculation of Principal Distribution Amount

           Payments received allocable to principal                                                                   $3,175,993.89
           Aggregate of Principal Balances as of the Accounting Date of all
              Receivables that became Liquidated Receivables
              during the Monthly Period                                                                               $1,047,319.38
           Purchase Amounts - Warranty Receivables allocable to principal                                                     $0.00
           Purchase Amounts - Administrative Receivables allocable to principal                                               $0.00
           Amounts withdrawn from the Pre-Funding Account                                                                     $0.00
           Cram Down Losses                                                                                                   $0.00
                                                                                                                 -------------------

           Principal Distribution Amount                                                                              $4,223,313.27
                                                                                                                 ===================

      B. Calculation of Class A-1 Interest Distributable Amount

           Class A-1 Monthly Interest Distributable Amount:

           Outstanding principal balance of the Class A-1 Notes (as of the immediately preceding Distribution Date after distributions
              of principal to Class A-1 Noteholders on such Distribution Date)                         $0.00

           Multiplied by the Class A-1 Interest Rate                                                  5.4820%

           Multiplied by actual days in the period or in the case of the first
           Distribution Date, by 26/360                                                           0.07777778                  $0.00
                                                                                            -----------------

           Plus any unpaid Class A-1 Interest Carryover Shortfall                                                                --
                                                                                                                 -------------------

           Class A-1 Interest Distributable Amount                                                                            $0.00
                                                                                                                 ===================

      C. Calculation of Class A-2 Interest Distributable Amount

           Class A-2 Monthly Interest Distributable Amount:

           Outstanding principal balance of the Class A-2 Notes (as of the immediately preceding Distribution Date after distributions
              of principal to Class A-2 Noteholders on such Distribution Date)                $12,685,810.95

           Multiplied by the Class A-2 Interest Rate                                                   5.564%

           Multiplied by actual days in the period or in the case of the first
           Distribution Date, by 26/360                                                           0.07777778             $54,898.55
                                                                                            -----------------

           Plus any unpaid Class A-2 Interest Carryover Shortfall                                                                --
                                                                                                                 -------------------

           Class A-2 Interest Distributable Amount                                                                       $54,898.55
                                                                                                                 ===================

      D. Calculation of Class A-3 Interest Distributable Amount

           Class A-3 Monthly Interest Distributable Amount:

           Outstanding principal balance of the Class A-3 Notes (as of the immediately preceding Distribution Date after distributions
              of principal to Class A-3 Noteholders on such Distribution Date)                $55,000,000.00

           Multiplied by the Class A-3 Interest Rate                                                   5.800%

           Multiplied by 1/12 or in the case of the first Distribution Date, by 26/360            0.08333333            $265,833.33
                                                                                            -----------------

           Plus any unpaid Class A-3 Interest Carryover Shortfall                                                             $0.00
                                                                                                                 -------------------

           Class A-3 Interest Distributable Amount                                                                      $265,833.33
                                                                                                                 ===================

      E. Calculation of Class A-4 Interest Distributable Amount

           Class A-4 Monthly Interest Distributable Amount:

           Outstanding principal balance of the Class A-4 Notes (as of the immediately preceding Distribution Date after distributions
              of principal to Class A-4 Noteholders on such Distribution Date)                $67,685,811.02

           Multiplied by the Class A-4 Interest Rate                                                   5.650%

           Multiplied by 1/12 or in the case of the first Distribution Date, by 26/360            0.08333333            $318,687.36
                                                                                           ------------------

           Plus any unpaid Class A-4 Interest Carryover Shortfall                                                             $0.00
                                                                                                                 -------------------

           Class A-4 Interest Distributable Amount                                                                      $318,687.36
                                                                                                                 ===================

                                Page 5 (1998-D)

      G. Calculation of Noteholders' Interest Distributable Amount

           Class A-1 Interest Distributable Amount                                                   $0.00
           Class A-2 Interest Distributable Amount                                              $54,898.55
           Class A-3 Interest Distributable Amount                                             $265,833.33
           Class A-4 Interest Distributable Amount                                             $318,687.36


           Noteholders' Interest Distributable Amount                                                                   $639,419.25
                                                                                                                 ===================

      H. Calculation of Noteholders' Principal Distributable Amount:

           Noteholders' Monthly Principal Distributable Amount:

           Principal Distribution Amount                                                     $4,223,313.27

           The Class A-4 Notes will be entitled to receive 50.00% of the Principal
           Distributable Amount on each Distribution Date. The Class A-1, Class A-2
           Notes, and Class A-3 Notes are "sequential pay" classes which collectively will receive 50.00% of the Principal Distribution Amount on each
           Distribution Date, first to the principal balance of the Class A-1 Notes until such principal balance is reduced to zero, and then to the principal balance of the Class A-2 Notes until such principal balance is reduced to zero, and then to the principal balance of the Class A-3 Notes until such principal balance is reduced to zero.

                                                                                                                      $4,223,313.27

           Unpaid Noteholders' Principal Carryover Shortfall                                                                  $0.00
                                                                                                                 -------------------

           Noteholders' Principal Distributable Amount                                                                $4,223,313.27
                                                                                                                 ===================

      I. Application of Noteholders' Principal Distribution Amount:

           Amount of Noteholders' Principal Distributable Amount payable to Class
           A-1 Notes, Class A-2 Notes, or Class A-3 Notes (see item H above)                         50.00%           $2,111,656.64
                                                                                           ----------------      -------------------


           Amount of Noteholders' Principal Distributable Amount payable to Class
           A-4 Notes                                                                                 50.00%           $2,111,656.63
                                                                                           ----------------      -------------------
   IX.     Pre-Funding Account

           A.  Withdrawals from Pre-Funding Account:

           Amount on deposit in the  Pre-Funding Account as of the preceding
              Distribution Date or, in the case of the first Distribution Date,
              as of the Closing Date                                                                                          $1.55
                                                                                                                 -------------------
                                                                                                                              $1.55
                                                                                                                 ===================

           Less: withdrawals from the Pre-Funding Account in respect of transfers of Subsequent Receivables to the Trust occurring on a
              Subsequent Transfer Date (an amount equal to (a) $0 (the aggregate
              Principal Balance of Subsequent Receivables transferred to the
              Trust) plus (b) $0 (an amount equal to $0 multiplied by (A) one less (B)((i) the Pre-Funded Amount after giving effect to transfer
              of Subsequent Receivables over (ii) $0))                                                                        $0.00

           Less: any amounts remaining on deposit in the Pre-Funding Account in the case of the January 1998 Distribution Date or in the case the amount on deposit in the Pre-Funding Account has been Pre-Funding
              Account has been reduced to $100,000 or less as of the Distribution
              Date (see B below)                                                                                              $0.00
                                                                                                                 -------------------

           Amount remaining on deposit in the Pre-Funding Account after
              Distribution Date                                                                      $1.55
                                                                                           ----------------
                                                                                                                              $1.55
                                                                                                                 ===================


           B. Distributions to Noteholders from certain withdrawals from the Pre-Funding Account:

           Amount withdrawn from the Pre-Funding Account as a result of the
              Pre-Funded Amount not being reduced to zero on the Distribution
              Date on or immediately preceding the end of the Funding Period.                                                 $0.00



                                Page 6 (1998-D)

    X.     Reserve Account

           Requisite Reserve Amount:

           Portion of Requisite Reserve Amount calculated with respect to the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes,

                   Product of (x) weighted average of the Class A-1, A-2, A-3, and A-4
                   Interest Rates (based on outstanding Class A-1, A-2, A-3, and A-4
                   principal balances), divided by 360                                         5.7060%
                   (y) (the Pre-Funded Amount on such Distribution Date)                         0.00
                   (z) (the number of days until the January 1999 Distribution Date)                0
                                                                                                                             $0.00

                   Less the product of (x) 2.5% divided by 360,                                2.500%
                   (y) the Pre-Funded Amount on such Distribution Date and,                      0.00
                   (z) (the number of days until the January 1999 Distribution Date)                0                        $0.00
                                                                                                                 ------------------


           Requisite Reserve Amount                                                                                          $0.00
                                                                                                                 ==================

           Amount on deposit in the Reserve Account (other than the Class A-1
              Holdback Subaccount) as of the preceding Distribution Date or, in the case of the first

              Distribution Date, as of the Closing Date                                                                      $0.00

           Plus the excess, if any, of the Requisite Reserve Amount over amount on deposit in the Reserve Account (other than the Class A-1
              Holdback Subaccount) (which excess is to be deposited by the
              Indenture Trustee in the Reserve Account from amounts withdrawn from the Pre-Funding Account in respect of transfers of Subsequent
              Receivables)                                                                                                   $0.00

           Less: the excess, if any, of the amount on deposit in the Reserve
              Account (other than the Class A-1 Holdback Subaccount) over the
              Requisite Reserve Amount (and amount withdrawn from the Reserve
              Account to cover the excess, if any, of total amounts payable over Available Funds, which excess is to be transferred by the Indenture Trustee from amounts withdrawn from the Pre-Funding
              Account in respect of

              transfers of Subsequent Receivables)                                                                           $0.00

           Less: withdrawals from the Reserve Account (other than the Class A-1
              Holdback Subaccount) to cover the excess, if any, of total amount
              payable over Available Funds (see IV above)                                                                    $0.00
                                                                                                                 ------------------

           Amount remaining on deposit in the Reserve Account (other than the
              Class A-1 Holdback Subaccount) after the Distribution Date                                                     $0.00
                                                                                                                 ==================

   XI.     Class A-1 Holdback Subaccount:

           Class A-1 Holdback Amount:

           Class A-1 Holdback Amount as of preceding Distribution Date or the
              Closing Date, as applicable,                                                                                   $0.00

           Plus deposit to the Class A-1 Holdback Subaccount (equal to 2.5% of the amount, if any, by which $0 (the Target Original Pool Balance set forth in the Sale and Servicing Agreement) is greater than $0
              (the Original Pool Balance after giving effect to the transfer of
              Subsequent Receivables on the Distribution Date or on a Subsequent
              Transfer Date preceding the Distribution Date))                                                                    0

           Less withdrawal, if any, of amount from the Class A-1 Holdback
              Subaccount to cover a Class A-1 Maturity Shortfall (see IV above)                                              $0.00

           Less withdrawal, if any, of amount remaining in the Class A-1
              Holdback Subaccount on the Class A-1 Final Scheduled Maturity Date
              after giving effect to any payment out of the Class A-1 Holdback
              Subaccount to cover a Class A-1 Maturity Shortfall (amount of
              withdrawal to be released by the Indenture Trustee)                                                            $0.00
                                                                                                                 ------------------

           Class A-1 Holdback Subaccount immediately following the Distribution Date                                         $0.00
                                                                                                                 ==================

   XII.    Calculation of Servicing Fees

           Aggregate Principal Balance as of the first day of the
             Monthly Period                                                    $135,371,620.42
           Multiplied by Basic Servicing Fee Rate                                         1.25%
           Multiplied by months per year                                            0.08333333
                                                                                ---------------

           Basic Servicing Fee                                                                       $141,012.10

           Less: Backup Servicer Fees                                                                      $0.00

           Supplemental Servicing Fees                                                                     $0.00
                                                                                                      -----------

           Total of Basic Servicing Fees and Supplemental Servicing Fees                                               $141,012.10
                                                                                                                    ===============



                                Page 7 (1998-D)

  XIII.    Information for Preparation of Statements to Noteholders

           a. Aggregate principal balance of the Notes as of first day of Monthly Period
                           Class A-1 Notes                                                                            $0.00
                           Class A-2 Notes                                                                   $12,685,810.95
                           Class A-3 Notes                                                                   $55,000,000.00
                           Class A-4 Notes                                                                   $67,685,811.02

           b. Amount distributed to Noteholders allocable to principal
                           Class A-1 Notes                                                                            $0.00
                           Class A-2 Notes                                                                    $2,111,656.64
                           Class A-3 Notes                                                                            $0.00
                           Class A-4 Notes                                                                    $2,111,656.63

           c. Aggregate principal balance of the Notes (after giving effect to distributions on the Distribution Date)
                           Class A-1 Notes                                                                            $0.00
                           Class A-2 Notes                                                                   $10,574,154.31
                           Class A-3 Notes                                                                   $55,000,000.00
                           Class A-4 Notes                                                                   $65,574,154.39

           d. Interest distributed to Noteholders

                           Class A-1 Notes                                                                            $0.00
                           Class A-2 Notes                                                                       $54,898.55
                           Class A-3 Notes                                                                      $265,833.33
                           Class A-4 Notes                                                                      $318,687.36

           e. 1. Class A-1 Interest Carryover Shortfall, if any (and change in amount
                 from preceding statement)                                                         $0.00
              2. Class A-2 Interest Carryover Shortfall, if any (and change in amount
                 from preceding statement)                                                         $0.00
              3. Class A-3 Interest Carryover Shortfall, if any (and change in amount
                 from preceding statement)                                                         $0.00
              4. Class A-4 Interest Carryover Shortfall, if any (and change in amount
                 from preceding statement)                                                         $0.00

           f. Amount distributed payable out of amounts withdrawn from or pursuant to:
              1. Reserve Account                                                                                      $0.00
              2. Class A-1 Holdback Subaccount                                                                        $0.00
              3. Claim on the Note Policy                                                                             $0.00

           g. Remaining Pre-Funded Amount                                                                             $1.55

           h. Remaining Reserve Amount                                                                                $0.00

           i. Amount on deposit on Class A-1 Holdback Subaccount                                                      $0.00

           j. Prepayment amounts

                           Class A-1 Prepayment Amount                                                                $0.00
                           Class A-2 Prepayment Amount                                                                $0.00
                           Class A-3 Prepayment Amount                                                                $0.00
                           Class A-4 Prepayment Amount                                                                $0.00

           k. Prepayment Premiums

                           Class A-1 Prepayment Premium                                                               $0.00
                           Class A-2 Prepayment Premium                                                               $0.00
                           Class A-3 Prepayment Premium                                                               $0.00
                           Class A-4 Prepayment Premium                                                               $0.00

           l. Total of Basic Servicing Fee, Supplemental Servicing Fees and other fees,
                         if any, paid by the Trustee on behalf of the Trust                                     $141,012.10

           m. Note Pool Factors (after giving effect to distributions on the
                         Distribution Date)
                           Class A-1 Notes                                                                       0.00000000
                           Class A-2 Notes                                                                       0.33044232
                           Class A-3 Notes                                                                       1.00000000
                           Class A-4 Notes                                                                       0.65574154

                                 Page 8 (1998-D)

   XVI.    Pool Balance and Aggregate Principal Balance

                             Original Pool Balance at beginning of Monthly Period                                   $199,999,998.46
                             Subsequent Receivables                                                                              --
                                                                                                                  ------------------
                             Original Pool Balance at end of Monthly Period                                         $199,999,998.46
                                                                                                                  ==================

                             Aggregate Principal Balance as of preceding Accounting Date                            $135,371,620.42
                             Aggregate Principal Balance as of current Accounting Date                              $131,148,307.15


           Monthly Period Liquidated Receivables                                         Monthly Period Administrative Receivables

                                Loan #                        Amount                                Loan #               Amount
                                ------                        ------                                ------               ------
                  see attached listing                      1,047,319.38              see attached listing                   --
                                                                   $0.00                                                  $0.00
                                                                   $0.00                                                  $0.00
                                                         ---------------
                                                           $1,047,319.38                                                  $0.00
                                                         ===============                                                  =====


  XVIII.   Delinquency Ratio

           Sum of Principal Balances (as of the Accounting Date) of all
              Receivables delinquent more than 30 days with respect to all or
              any portion of a Scheduled Payment as of the Accounting Date               8,562,429.65

           Aggregate Principal Balance as of the Accounting Date                      $131,148,307.15
                                                                                     -----------------

           Delinquency Ratio                                                                                           6.52881447%
                                                                                                                       ===========


           IN WITNESS WHEREOF, I, Scott R. Fjellman, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.


                                         ARCADIA FINANCIAL LTD.

                                         By:
                                            ------------------------------------
                                         Name: Scott R. Fjellman
                                              ----------------------------------
                                         Title: Vice President / Securitization
                                               ---------------------------------



                                Page 9 (1998-D)

                  ARCADIA AUTOMOBILE RECEIVABLES TRUST 1998 - D

                             PERFORMANCE INFORMATION

                 FOR THE MONTHLY PERIOD ENDING JANUARY 31, 2000


   I.      ORIGINAL PRINCIPAL BALANCE OF THE SECURITIZATION                     $200,000,000

                             AGE OF POOL (IN MONTHS)                                      15

   II.     Delinquency Ratio

           Sum of Principal Balances (as of the Accounting Date) of all
              Receivables delinquent more than 30 days with respect to all or any portion of a Scheduled Payment
              as of the Accounting Date                                                            $8,562,429.65

           Aggregate Principal Balance as of the Accounting Date                                 $131,148,307.15
                                                                                               ------------------

           Delinquency Ratio                                                                                            6.52881447%
                                                                                                                    ===============


   III.    Average Delinquency Ratio

           Delinquency ratio - current Determination Date                                             6.52881447%

           Delinquency ratio - preceding Determination Date                                           6.93546311%

           Delinquency ratio - second preceding Determination Date                                    5.68889146%
                                                                                               ------------------


           Average Delinquency Ratio                                                                                    6.38438968%
                                                                                                                    ===============


   IV.     Default Rate

           Cumulative balance of defaults as of the preceding Accounting Date                                        $8,898,737.65

           Add:              Sum of Principal Balances (as of the Accounting
                                Date) of Receivables that became Liquidated
                                Receivables during the Monthly Period or that
                                became Purchased Receivables during Monthly
                                Period (if delinquent more than 30 days with
                                respect to any portion of a Scheduled
                                Payment at time of purchase)                                                         $1,047,319.38
                                                                                                                    ---------------

           Cumulative balance of defaults as of the current Accounting Date                                          $9,946,057.03

                             Sum of Principal Balances (as of the Accounting
                                Date) of 90+ day delinquencies                                                        2,131,770.57

                                   Percentage of 90+ day delinquencies applied
                                     to defaults                                                          100.00%    $2,131,770.57
                                                                                               ------------------   ---------------

           Cumulative balance of defaults and 90+ day delinquencies as of
              the current Accounting Date                                                                           $12,077,827.60
                                                                                                                    ===============




    V.     Cumulative Default Rate as a % of Original Principal Balance
              (plus 90+ day delinquencies)

           Cumulative Default Rate - current Determination Date                                        6.0389138%

           Cumulative Default Rate - preceding Determination Date                                      5.5554803%

           Cumulative Default Rate - second preceding Determination Date                               5.0240262%


                                 Page 1 (1998-D)

   VI.     Net Loss Rate

           Cumulative net losses as of the preceding Accounting Date                                                  $4,047,768.14

           Add:              Aggregate of Principal Balances as of the
                                Accounting Date (plus accrued and unpaid
                                interest thereon to the end of the Monthly
                                Period) of all Receivables that became
                                Liquidated Receivables or that became Purchased
                                Receivables and that were delinquent more than
                                30 days with respect to any portion of a
                                Scheduled Payment as of the
                                Accounting Date                                                      $1,047,319.38
                                                                                                   ----------------

                             Liquidation Proceeds received by the Trust                               ($359,048.80)     $688,270.58
                                                                                                   ----------------  ---------------

           Cumulative net losses as of the current Accounting Date                                   $4,736,038.72

                             Sum of Principal Balances (as of the Accounting Date)
                                of 90+ day delinquencies                                             $2,131,770.57

                                  Percentage of 90+ day delinquencies applied to losses                      50.00%   $1,065,885.29
                                                                                                   ----------------  ---------------

           Cumulative net losses and 90+ day delinquencies as of the current Accounting Date                          $5,801,924.01
                                                                                                                     ===============




   VII.    Cumulative Net Loss Rate as a % of Original Principal Balance
              (plus 90+ day delinquencies)

           Cumulative Net Loss Rate - current Determination Date                                                          2.9009620%

           Cumulative Net Loss Rate - preceding Determination Date                                                        2.5769398%

           Cumulative Net Loss Rate - second preceding Determination Date                                                 2.2658626%

  VIII.    Other  Information  Provided  to  FSA

                  A.         Credit Enhancement Fee information:

                             Aggregate Principal Balance as of the Accounting Date                 $131,148,307.15
                             Multiplied by: Credit Enhancement Fee (31 bp's) * (30/360)                     0.0258%
                                                                                                   ----------------
                                  Amount due for current period                                                         $33,879.98
                                                                                                                     ==============


                  B.         Dollar amount of loans that prepaid during the Monthly Period                           $1,165,944.55
                                                                                                                     ==============

                             Percentage of loans that prepaid during the Monthly Period                                 0.88902753%
                                                                                                                     ==============

  VIII.    Classic/Premier Loan Detail
                                                                        Classic              Premier                  Total
                                                                        -------              -------                  -----
           Aggregate Loan Balance, Beginning                        $101,986,652.59         $33,384,967.83       $135,371,620.42
             Subsequent deliveries of Receivables                             $0.00                   0.00                  0.00
             Prepayments                                                (741,571.81)           (424,372.74)        (1,165,944.55)
             Normal loan payments                                     (1,340,659.62)           (669,389.72)        (2,010,049.34)
             Liquidated Receivables                                     (796,393.06)           (250,926.32)        (1,047,319.38)
             Administrative and Warranty Receivables                           0.00                                         0.00
                                                                    ----------------        ---------------      ----------------
           Aggregate Loan Balance, Ending                            $99,108,028.10         $32,040,279.05       $131,148,307.15
                                                                    ================        ===============      ================

           Delinquencies                                              $6,862,531.97           1,699,897.68         $8,562,429.65
           Recoveries                                                   $263,882.99             $95,165.81           $359,048.80
           Net Losses                                                    532,510.07             155,760.51           $688,270.58


                                 Page 2 (1998-D)

   IX.     Spread Account Information                                                 $                               %

           Beginning Balance                                                          $12,183,445.98            9.28982329%

           Deposit to the Spread Account                                                 $505,188.97            0.38520434%
           Spread Account Additional Deposit                                                   $0.00            0.00000000%
           Withdrawal from the Spread Account                                             ($9,376.09)          -0.00714923%
           Disbursements of Excess                                                      ($952,396.05)          -0.72619774%
           Interest earnings on Spread Account                                            $76,484.97            0.05831945%
                                                                                   ------------------    ------------------

           Ending Balance                                                             $11,803,347.78            9.00000010%
                                                                                   ==================    ==================


           Specified Balance pursuant to Section 3.03 of the
                Spread Account Agreement among Olympic Financial Ltd.,
                Arcadia Receivables Finance Corp., Financial Security
                Assurance Inc. and Norwest Bank Minnesota, National Association       $11,803,347.78            9.00000000%
                                                                                   ==================    ==================

    X.     Trigger Events

           Cumulative Loss and Default Triggers as of November 1, 1998

                           Loss                   Default           Loss Event                  Default Event
    Month               Performance              Performance         of Default                    of Default
    -------------------------------------------------------------------------------------------------------------------
      3                    1.05%                    2.11%               1.33%                         2.66%
      6                    2.11%                    4.21%               2.66%                         5.32%
      9                    3.05%                    6.10%               3.85%                         7.71%
     12                    3.90%                    7.79%               4.92%                         9.84%
     15                    5.02%                   10.03%               6.34%                        12.68%
     18                    6.04%                   12.07%               7.63%                        15.25%
     21                    6.93%                   13.85%               8.75%                        17.50%
     24                    7.70%                   15.40%               9.73%                        19.45%
     27                    8.10%                   16.21%              10.24%                        20.47%
     30                    8.43%                   16.86%              10.65%                        21.29%
     33                    8.71%                   17.43%              11.01%                        22.01%
     36                    8.96%                   17.92%              11.32%                        22.63%
     39                    9.08%                   18.15%              11.47%                        22.93%
     42                    9.17%                   18.34%              11.58%                        23.16%
     45                    9.25%                   18.49%              11.68%                        23.36%
     48                    9.31%                   18.62%              11.76%                        23.52%
     51                    9.36%                   18.73%              11.83%                        23.65%
     54                    9.41%                   18.81%              11.88%                        23.76%
     57                    9.44%                   18.88%              11.92%                        23.84%
     60                    9.46%                   18.93%              11.95%                        23.91%
     63                    9.48%                   18.96%              11.97%                        23.95%
     66                    9.49%                   18.98%              11.99%                        23.98%
     69                    9.50%                   18.99%              12.00%                        23.99%
     72                    9.50%                   19.00%              12.00%                        24.00%
    -------------------------------------------------------------------------------------------------------------------

           Average Delinquency Ratio equal to or greater than 8.20%                                 Yes________       No___X_____

           Cumulative Default Rate (see above table)                                                Yes________       No___X_____

           Cumulative Net Loss Rate (see above table)                                               Yes________       No___X_____

           Trigger Event that occurred as of a prior Determination Date
              is Deemed Cured as of current Determination Date                                      Yes________       No___X_____

   XI.     Insurance Agreement Events of Default

           To the knowledge of the Servicer, an Insurance Agreement
              Event of Default has occurred                                                         Yes________       No___X_____

           To the knowledge of the Servicer, a Capture Event has occurred and be continuing         Yes________       No___X_____

           To the knowledge of the Servicer, a prior Capture Event has been cured by
              a permanent waiver                                                                    Yes________       No___X_____

               IN WITNESS WHEREOF, I, Scott R. Fjellman, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.


                                 ARCADIA FINANCIAL LTD.

                                 By:
                                    -------------------------------------------
                                 Name: Scott R. Fjellman
                                      -----------------------------------------
                                 Title: Vice President / Securitization
                                       ----------------------------------------


                                 Page 3 (1998-D)